Exhibit 23.3

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the reference to our firm under the caption "Experts" and the use of our report dated April 29, 2015 on the financial  statements of Global Telesat Communications, Ltd.   which appear in this Registration Statement on Form S-1 Amendment No. 1.

/s/ RBSM LLP

New York, New York

July 7, 2015